SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 3, 2004

Under the section SUPPLEMENTAL GLOSSARY, under the heading Non-Diversified Status, the reference to MFS Mid-Cap Growth Portfolio will be deleted. MFS Mid-Cap Growth Portfolio will be considered a "diversified" portfolio.

Dated: July 6, 2004